UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14C
                 Information Statement Pursuant to Section 14(c)
                     of the Securities Exchange Act of 1934
                               (Amendment No. __)

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-5(d)(2))
[X] Definitive Information Statement

                                 CYCO.NET, INC.
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                (Name of Registrant as Specified In Its Charter)

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[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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     to Exchange  Act Rule 0-11 (set forth the amount on which the filing fee is
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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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
                                 CYCO.NET, INC.
                                  4201 Yale NE
                              Albuquerque, NM 87107
                                 (505) 344-9643

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 26, 2001


Dear Shareholders,

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Cyco.net, Inc. (the "Company"), a Nevada corporation, will be held on Thursday, July 26, 2001,at 6:00 p.m., Mountain Daylight Time, at the offices of the Company: 4201 Yale NE, Albuquerque, NM 87107 (the "Meeting") to consider and act upon the following:

     1. To retain the Company's current directors, Richard A. Urrea and Francisco Urrea, Jr., to serve until successors are elected at the next annual meeting of shareholders.

     2. To amend the Company's Articles of Incorporation to increase the number of authorized shares of its one mill ($0.001) par value common stock from 30,000,000 shares to 100,000,000 shares, with no change in the rights of such shares.

Shareholders of record at the close of business on June 14, 2001 are entitled to notice of and to vote at the Meeting. You are cordially invited to attend. However, this notice is sent to you as a courtesy by management. Proxies are not being solicited because the present management has sufficient votes to approve the above proposals.

                        WE ARE NOT ASKING YOU FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY


By Order of the Board of Directors dated June 28, 2001.


/s/ Francisco Urrea, Jr.
Francisco Urrea, Jr., Chairman of the Board

                                 CYCO.NET, INC.
                                  4201 Yale NE
                              Albuquerque, NM 87107
                                 (505) 344-9643

                              INFORMATION STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JULY 26, 2001

This Information Statement is furnished in connection with the annual meeting of Cyco.net, Inc.(the "Company"), a Nevada corporation, which will be held on Thursday, July 26, 2001,at 6:00 p.m. Mountain Daylight Time, at the offices of the Company: 4201 Yale NE, Albuquerque, NM 87107 (the "Meeting"). Certain directors and executive officers of the Company (the "Management"), who collectively own approximately 58.5% of the issued and outstanding shares of the Company's common stock, have indicated their intention to vote in favor of the matters to be submitted to a vote of shareholders at the Meeting.

The accompanying Notice of Annual Meeting of Shareholders and this Information Statement are first being mailed to shareholders on or about July 5, 2001. Copies of the Company's annual report, included in the Form 10-KSB for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission, has been included in this mailing.

      PROPOSAL NO. 1 - RE-ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

Our Board of Directors currently consists of two members, Richard A. Urrea and Francisco Urrea, Jr. Directors are elected at the annual meeting of shareholders and will hold office for one year or until the next annual meeting. Information regarding the business experience of each nominee for re-election is provided below.

RICHARD A. URREA, (age 37) has served as President and CEO of the Company since January of 1999. From 1997 to 1999, Mr. Urrea served as President of Sycom International, Inc. a data communications company. Mr. Urrea led the company from start up through national marketing plan and implementation of manufacturing plan. From 1996 to 1997 Mr. Urrea was President of Klaire International Ltd., an export company distributing automotive parts in Mexico. From 1995-1996 Mr. Urrea served as the managing member of Toltec Fruit, L.C. a limited liability company involved in the importation of fruit into the United States from Mexico and South America. From 1993 to 1995 Mr. Urrea worked on the development and marketing plan for Septima Enterprises Inc. Mr. Urrea attend Baylor University. He received a Bachelor of Business Administration in Marketing and Business Broadcasting from Baylor University's Hankammer School of Business in 1989.

FRANCISCO URREA, JR.,(age 71), has served as Chairman of the Company since January of 1999. Mr. Urrea was the founder of numerous public companies in which he served in various capacities including Diagnostek, Inc., (Chairman of the Board from 1983-1985) a prescription benefits management and hospital pharmacy management company (New York Stock Exchange), Nuclear Pharmacy Incorporated, (Chairman of the Board from 1974-1982) a centralized radiopharmacuetical company servicing several hundred hospitals throughout the United States (NASDAQ), Summa Medical Corporation,(Chairman of the Board from 1978-1990) a research and development company (American Stock Exchange), Septima Enterprises, Inc., (Director and President from 1988-1992) a company that has developed a high voltage automotive ignition system (NASDAQ Bulletin Board) and Advanced Optics Electronics, Inc., a company developing a high-intensity, flat- panel display (NASDAQ Bulletin Board). He is currently Chairman of the Board of Directors of

Klaire International, Ltd., a company holding the exclusive distribution rights in Mexico for a patented automotive ignition product developed in the United States by Septima Enterprises, Inc.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

The Company has no standing audit, nominating and compensation committees of the Board of Directors. The Board of Directors had five meetings during fiscal year 2000. All Directors attended all the meetings of the Board of Directors.

DIRECTORS' COMPENSATION

During the fiscal year ended December 31, 2000, Mr. Francisco Urrea Jr., a non-employee Director, received no compensation for his services. Mr. Richard Urrea, an employee of the Company, received no compensation for serving on the Board other than his compensation as an employee.

SECURITY OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

As of June 14, 2001, which is the record date for the Meeting, a total of 26,946,419 shares of common stock were outstanding; such shares are entitled to a total of 26,946,419 votes on the above-referenced matters.

As of the record date, the Management of the Company (i.e., Richard Urrea, Daniel Urrea, Brent Wolford, Matthew Urrea, and Francisco Urrea, Jr.), collectively beneficially own 15,752,000 of the Company's currently outstanding shares, or approximately 58.5% of such shares.

The following table sets forth the shareholdings of the Company's directors and executive officers and those persons who owned more than 5% of the Company's common stock as of June 14, 2001:

                     Name and Address                       Amount and Nature of
Title of Class     of Beneficial Owner                        Beneficial Owner        Percent of Class
--------------     -------------------                        ----------------        ----------------
Common             * Richard Urrea                         4,246,000 $0.001 Par             15.8
                   600 Alcalde SW #4D
                   Albuquerque, NM 87104

Common             * Daniel Urrea                          4,246,000 $0.001 Par             15.8
                   3009 Charleston NE
                   Albuquerque, NM 87110

Common             * Brent Wolford                         2,580,000 $0.001 Par              9.6
                   2601 Silver Avenue SE #8
                   Albuquerque, NM 87106

Common             * Matthew Urrea                         2,496,000 $0.001 Par              9.3
                   2213 Matthew NW
                   Albuquerque, NM 87110

Common             Nunzio P De Santis                      2,496,000 $0.001 Par              9.3
                   600 Central Ave. SW, 3rd Floor
                   Albuquerque, NM 87102

Common             * Francisco Urrea Jr.                   2,184,000 $0.001 Par              8.1
                   3009 Charleston NE
                   Albuquerque, NM 87110

Common             Con Queso, LLC                          1,353,600 $0.001 Par              5.0
                   P.O. Box 7460
                   Albuquerque, NM 87194

                   * No. Shares & % owned by               Total shares
                   directors & officers as a whole         15,752,000                       58.5

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). They are also required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely upon a review of Company records no Section 16(a) forms were found. The Company believes that Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were not satisfied.

EXECUTIVE COMPENSATION

The following table sets forth compensation paid by the Company for services rendered during the fiscal years ended December 31, 2000 and 1999 to the Company's Chief Executive Officer. The CEO's total annual salary does not exceed $100,000 nor does that of any other executive officer.

                           SUMMARY COMPENSATION TABLE

                                                                  Long Term Compensation
                                   Annual Compensation                    Awards               Payouts
                         ------------------------------------   ---------------------------    -------
  Name and                                                      Restricted     Securities
  Principal                                    Other Annual       Stock        Underlying       LTIP         All Other
  Position       Year    Salary($)  Bonus($)  Compensation($)   Award(s)($)  Options/SARs(#)  Payouts($)   Compensation($)
  --------       ----    ---------  --------  ---------------   -----------  ---------------  ----------   ---------------
Richard Urrea    1999    $28,666
President/CEO    2000    $70,099

Daniel Urrea     1999    $10,000
CFO              2000    $29,999

Brent Wolford    1999     $7,000
CTO              2000     $9,000

      PROPOSAL NO. 2 - INCREASE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK

The Company's Board of Directors have consented, and the majority holders have indicated an intent to vote in favor of amending the Company's Articles of Incorporation to increase the authorized number of common shares from 30,000,000 to 100,000,000, with no change in the rights pertaining to such shares. Currently 30,000,000 shares of the Company's common stock has been authorized with 26,946,419 shares outstanding leaving a balance of 3,053,581 shares that are eligible for issuance. An increase in the number of authorized common shares to 100,000,000 would result in a total of 73,053,581 common shares available for future issue.

The Company's Board of Directors believes that it is desirable to have additional authorized shares of common stock available for possible future financings, possible future acquisition transactions and other general corporate purposes. Having such additional authorizes shares of common stock available for issuance in the future would give the Company greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders' meeting. Although such issuance of additional shares with respect to future financings and acquisitions would dilute existing shareholders, management believes that such transactions would increase the value of the Company to our shareholders.

PROCEDURE FOR APPROVAL

The Nevada Revised Statutes (the "Nevada Law") requires the approval of a majority of the voting power present at a meeting at which a quorum is present to amend the Company's Articles of Incorporation. The Nevada Law requires the approval of a plurality of the voting power in attendance at a meeting at which a quorum is present for the election of directors. See the caption "Voting Procedures," herein.

The Management of the Company, who collectively own approximately 58.5% of the issued and outstanding voting securities of the Company, has indicated their intention to vote in favor or each of the matters discussed above. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. See the caption "Security Ownership and of Principal Shareholders and Management", herein.

DISSENTER'S RIGHTS OF APPRAISAL

The Nevada Law does not provide any dissenters' rights with respect to the election of directors and the amendment to the Company's Articles of Incorporation as set forth above. Therefore, no dissenter's rights of appraisal will be given in connection with these matters.

VOTING PROCEDURES

Under the Nevada Law, the presence of a majority of the shares of the Company's voting stock entitled to vote at a meeting of the Company' shareholders is required to constitute a quorum for the transaction of business. If a quorum exists, matters submitted to a vote of shareholders will be approved if the votes cast in favor of the action exceed the votes cast against the action.

If a quorum is present at the Meeting, the two nominees for election to the Board of Directors who receive the plurality of votes cast for the election of directors by the shares present will be elected directors. Each shareholder will be entitled to one vote for each share of common stock held and will not be entitled to cumulate votes in the election of directors.

PROPOSALS OF SECURITY HOLDERS

No security holder who is entitled to vote at the Meeting has submitted, to the Company, any proposal for action at the Meeting.